NSAR ITEM 77C

Van Kampen American Capital Utility Fund


(a)  A Special Meeting of Shareholders was held on October 25, 1996.

(b) The election of Trustees of Van Kampen American Capital Utility Fund (the "Fund") included:

     None

(c)  The following were voted on at the meeting:

     (1) Approval of New Investment Advisory Agreement in the event of a change of control of the Adviser.

          For 7,210,355              Against    103,949

     (2) Approval of changes to Fundamental Investment Policies with respect to investments in other investment companies.

          For 4,704,786              Against    165,175

     (4) For each VK Fund, to Ratify the Selection of KPMG Peat Marwick LLP Independent Public Accountants for its Current Fiscal Year.

          For 7,286,740              Against   59,726
                          NSAR ITEM 77C


Van Kampen American Capital Utility Fund


(a)  A Special Meeting of Shareholders was held on May 28, 1997.

(b) The election of Trustees of Van Kampen American Capital Utility Fund (the "Fund") included:

     J. Miles Branagan, Richard M. DeMartini, Linda Hutton Heagy,
     R. Craig Kennedy, Jack E. Nelson, Jerome L. Robinson, Phillip B. Rooney, Fernando Sisto and Wayne W. Whalen

(c)  The following were voted on at the meeting:

     (1) Approval of New Investment Advisory Agreement in the event of a change of control of the Adviser.

          For  5,658,549             Against    80,178

     (4) For each VK Fund, to Ratify the Selection of KPMG Peat Marwick LLP Independent Public Accountants for its Current Fiscal Year.

         For  5,724,587             Against   36,973

                        NSAR ITEM 77C

Van Kampen American Capital Great American Companies Fund


(a)  A Special Meeting of Shareholders was held on May 28, 1997.

(b) The election of Trustees of Van Kampen American Capital Great American Companies Fund (the "Fund") included:

     J. Miles Branagan, Richard M. DeMartini, Linda Hutton Heagy,
     R. Craig Kennedy, Jack E. Nelson, Jerome L. Robinson, Phillip B. Rooney, Fernando Sisto and Wayne W. Whalen

(c)  The following were voted on at the meeting:

     (1) Approval of New Investment Advisory Agreement in the event of a change of control of the Adviser.

          For   101,565              Against     0

     (4) For each VK Fund, to Ratify the Selection of KPMG Peat Marwick LLP Independent Public Accountants for its Current Fiscal Year.

          For   101,565              Against     0
                          NSAR ITEM 77C


Van Kampen American Capital Growth Fund


(a)  A Special Meeting of Shareholders was held on May 28, 1997.

(b) The election of Trustees of Van Kampen American Capital Growth Fund (the "Fund") included:

     J. Miles Branagan, Richard M. DeMartini, Linda Hutton Heagy,
     R. Craig Kennedy, Jack E. Nelson, Jerome L. Robinson, Phillip B. Rooney, Fernando Sisto and Wayne W. Whalen

(c)  The following were voted on at the meeting:

     (1) Approval of New Investment Advisory Agreement in the event of a change of control of the Adviser.

          For  3,840,787             Against     291,880

     (4) For each VK Fund, to Ratify the Selection of KPMG Peat Marwick LLP Independent Public Accountants for its Current Fiscal Year.

          For  4,112,323             Against    37,167
                         NSAR ITEM 77C

Van Kampen American Capital Prospector Fund


(a)  A Special Meeting of Shareholders was held on May 28, 1997.

(b) The election of Trustees of Van Kampen American Capital Prospector Fund (the "Fund") included:

     J. Miles Branagan, Richard M. DeMartini, Linda Hutton Heagy,
     R. Craig Kennedy, Jack E. Nelson, Jerome L. Robinson, Phillip B. Rooney, Fernando Sisto and Wayne W. Whalen

(c)  The following were voted on at the meeting:

     (1) Approval of New Investment Advisory Agreement in the event of a change of control of the Adviser.

          For  104,019               Against     0

     (4) For each VK Fund, to Ratify the Selection of KPMG Peat Marwick LLP Independent Public Accountants for its Current Fiscal Year.

          For   104,019              Against     0
                         NSAR ITEM 77C

Van Kampen American Capital Value Fund

(a)  A Special Meeting of Shareholders was held on May 28, 1997.

(b) The election of Trustees of Van Kampen American Capital Value Fund (the "Fund") included:

     J. Miles Branagan, Richard M. DeMartini, Linda Hutton Heagy,
     R. Craig Kennedy, Jack E. Nelson, Jerome L. Robinson, Phillip B. Rooney, Fernando Sisto and Wayne W. Whalen

(c)  The following were voted on at the meeting:

     (1) Approval of New Investment Advisory Agreement in the event of a change of control of the Adviser.

          For  13,000                Against     0

     (4) For each VK Fund, to Ratify the Selection of KPMG Peat Marwick LLP Independent Public Accountants for its Current Fiscal Year.

          For  13,000                Against     0
                         NSAR ITEM 77C

Van Kampen American Capital Aggressive Growth Fund


(a)  A Special Meeting of Shareholders was held on October 25, 1996.

(b) The election of Trustees of Van Kampen American Capital Aggressive Growth Fund (the "Fund") included:

     None

(c)  The following were voted on at the meeting:

     (1) Approval of New Investment Advisory Agreement in the event of a change of control of the Adviser.

          For  7,102,283             Against    90,468

     (2) Approval of changes to Fundamental Investment Policies with respect to investments in other investment companies.

          For  4,463,540             Against   112,682

     (4) For each VK Fund, to Ratify the Selection of KPMG Peat Marwick LLP Independent Public Accountants for its Current Fiscal Year.

          For  7,154,754             Against    43,344
                         NSAR ITEM 77C

Van Kampen American Capital Aggressive Growth Fund


(a)  A Special Meeting of Shareholders was held on May 28, 1997.

(b) The election of Trustees of Van Kampen American Capital Aggressive Growth Fund (the "Fund") included:

     J. Miles Branagan, Richard M. DeMartini, Linda Hutton Heagy,
     R. Craig Kennedy, Jack E. Nelson, Jerome L. Robinson, Phillip B. Rooney, Fernando Sisto and Wayne W. Whalen

(c)  The following were voted on at the meeting:

     (1) Approval of New Investment Advisory Agreement in the event of a change of control of the Adviser.

          For  11,735,765            Against     119,797

     (4) For each VK Fund, to Ratify the Selection of KPMG Peat Marwick LLP Independent Public Accountants for its Current Fiscal Year.

          For  11,822,524            Against    59,863
NSAR ITEM 77O

Van Kampen American Capital Equity Trust
10f-3 Transactions


                                                                    Amount of shares
Underwriting #     Series #     Underwriting     Purchased From     Purchased           % of Underwriting     Date of Purchase

1                   8           Coldwater Creek  Montgomery
                                                 Securities         30,000             1.200%                 01/28/97

2                   8           Vail Resorts,
                                Inc.             Bear Stearns       7,700              0.064%                 02/03/97

3                   5           Yurie Systems,
                                Inc.             Bear Stearns       5,000              0.125%                 02/05/97

4                   8           Yurie Systems,
                                Inc.             Wessels            2,000              0.050%                 02/05/97

5                   8           Yurie Systems,
                                Inc.             First Boston       1,000              0.025%                 02/05/97

6                   8           Yurie Systems,
                                Inc.             Alex Brown         25,500             0.638%                 02/05/97

7                   8           Watsco, Inc.     Goldman Sachs      25,000             0.833%                 02/19/97

8                   8           General Cigar    Donaldson, Lufkin
                                                 & Jenrette         10,000             0.167%                 02/28/97

9                   7           Nationwide
                                Financial
                                Services Inc.   First Boston        100                0.000%                 03/05/97

10                  4           Nationwide
                                Financial
                                Services Inc.   First Boston        100                0.000%                 03/05/97

11                  6           Nationwide
                                Financial
                                Services Inc.   First Boston        100                0.000%                 03/05/97

12                  8           NeoMagic Corp.  Montgomery
                                                Securities          5,000              0.167%                 03/13/97

13                  8           NeoMagic Corp.  Robertson,
                                                Stephens            5,000              0.167%                 03/13/97

14                  8           NeoMagic Corp.  Soundview           800                0.027%                 03/13/97

15                  8           NeoMagic Corp.  Alex Brown          100                0.003%                 03/13/97

16                  8           NeoMagic Corp.  Needham & Co.       400                0.013%                 03/13/97

17                  8           NeoMagic Corp.  Donaldson, Lufkin
                                                & Jenrette          300                0.010%                 03/13/97

18                  2           AES
                                Corporation     J.P. Morgan         25,000             0.800%                 03/25/97

19                  7           Provident
                                Companies, Inc. Salomon Brothers    100                0.002%                 05/05/97

20                  8           Rambus Inc.     Robertson,
                                                Stephens & Co.      500                0.018%                 05/13/97

21                  8           Rambus Inc.     Everen Securities   200                0.007%                 05/13/97

22                  8           Rambus Inc.     Paine Webber        100                0.004%                 05/13/97

23                  8           Rambus Inc.     Soundview Financial 300                0.011%                 05/13/97

24                  8           Jacor
                                Communications, Donaldson, Lufkin
                                Inc.            & Jenrette          23,300             0.350%                 05/16/97

25                  7           Hartford Life,
                                Inc.            Goldman Sachs       100                0.000%                 05/21/97

26                  6           Hartford Life,
                                Inc.            Goldman Sachs       100                0.000%                 05/21/97

27                  4           Hartford Life,
                                Inc.            Goldman Sachs       100                0.000%                 05/21/97

28                  8           Ryanair
                                Holdings PLC
                                ADS             First Boston        8,500              0.016%                 05/29/97

29                  8           Ryanair
                                Holdings PLC
                                ADS             First Boston        1,000              0.002%                 05/29/97

30                  8           Ryanair
                                Holdings PLC
                                ADS             Robinson Humphrey   1,500              0.003%                 05/29/97

31                  4           Polo Ralph
                                Lauren
                                Corporation     Goldman Sachs       100                0.000%                 06/11/97

32                  2           Electricidade
                                de Portugal
                                ADS             Goldman Sachs       55,000             0.067%                 06/16/97

33                  6           Electricidade
                                de Portugal
                                ADS             Goldman Sachs       100                0.000%                 06/16/97

34                  4           Household
                                International,
                                Inc.            William Blair       100                0.001%                 06/19/97

35                  8           RWD
                                Technologies    William Blair       24,800             0.827%                 06/19/97

36                  7           RWD
                                Technologies    William Blair       200                0.007%                 06/19/97

37                  4           Stewart
                                Enterprises,
                                Inc.            Bear Stearns        100                0.002%                 06/19/97

38                  8           Great Plains
                                Software        Goldman Sachs       20,000             0.667%                 06/20/97

39                  6           ENI S.p.A. ADS  First Boston        200                0.001%                 06/30/97




Other Firms participating in Underwriting:

Underwriting for #1
-------------------
William Blair & Company, L.L.C.
Alex, Brown & Sons Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
Morgan Stanley & Co. Incorporated
Robertson, Stephens & Company LLC
Dain Bosworth Incorporated
Piper Jaffray Inc.
Raymond James & Associates, Inc.
D.A. Davidson & Co., Inc.
Ragen Mackenzie Incorporated
H.C. Wainwright & Co., Inc.

Underwriting for #2
-------------------
Goldman Sachs International
Salomon Brothers International Limited
J. Henry Schroder & Co. Limited
Smith Barney Inc.
Credit Lyonnais Securities
Deutsche Morgan Grenfell
Nomura International
SBC Warburg
UBS Limited

Underwriting for #3, 4, 5 & 6
-----------------------------
Dean Witter Reynolds Inc.
Deutsche Morgan Grenfell Inc.
Dillon, Read & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
A.G. Edwards & Sons, Inc.
Goldman, Sachs & CO.
Hambrecht & Quist LLC
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Montgomery Securities
Morgan Stanley & Co. Incorporated
Oppenheimer & Co., Inc.
PaineWebber Incorporated
Prudential Securities Incorporated
Robertson, Stephens & Company LLC
Smith Barney Inc.
Advest, Inc.
William Blair & Company, L.L.C.
Cowen & Company
Furman Selz LLC
John G. Kinnard & Company, Incorporated
Needham & Company, Inc.
Soundview Financial Group, Inc.
Van Kasper & Company
Volpe, Welty & Company LLC

Underwriting for #7
-------------------
Prudential Securities Incorporated
Smith Barney Inc.
Robert W. Baird & Co. Incorporated
Cleary Gull Reiland & McDevitt Inc.
Dean Witter Reynolds Inc.
Equitable Securities Corporation
Gerard Klauer Mattison & Co., Inc.
Edward D. Jones & Co., L.P.
C.L. King & Associates, Inc.
Lazard Freres & Co. LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
NatWest Securities Limited
Wasserstein Perella Securities, Inc.

Underwriting for #8
-------------------
Smith Barney Inc.
Cowen & Co.
ABN AMRO Chicago Corporation
Bear, Stearns & Co. Inc.
Alex. Brown & Sons Incorporated
Dean Witter Reynolds Inc.
Deutsche Morgan Grenfell Inc.
Dillon, Read & Co. Inc.
A.G. Edwards & Sons, Inc.
Furman Selz LLC
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Montgomery Securities
Morgan Stanley & Co. Incorporated
Oppenheimer & Co., Inc.
Prudential Securities Incorporated
Salomon Brothers Inc.
Anderson & Strudwick, Inc.
Arnhold and S. Bleichroeder, Inc.
Brean Murray, & Co., Inc.
Chatsworth Securities LLC
Cleary Gull Reiland & McDevitt Inc.
Doft & Co., Inc.
First of Michigan Corporation
Gabelli & Company, Inc.
Gerard Klauer Mattison & Co., LLC
Interstate/Johnson Lane Corporation
Johnston, Lemon & Co. Incorporated
Legg Mason Wood Walker, Incorporated
McDonald & Company Securities, Inc.
Nutmeg Securities Ltd.
Ohio Company
Ormes Capital Markets, Inc.
Parker/Hunter Incorporated
Pennsylvania Merchant Group Ltd.
Pryor, McClendon, Counts & Co., Inc.
Raymond James & Associates, Inc.
Redwine & Company, Inc.
Rickel and Associates, Inc.
Roney & Co., L.L.C.
Ryan, Beck & Co.
Sands Brothers & Co., Ltd.
Van Kasper & Company
H.C. Wainwright & Co., Inc.

Underwriting for #9, 10 & 11
----------------------------
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Bear, Stearns & Co. Inc.
Alex. Brown & Sons Incorporated
Dean Witter Reynolds Inc.
Deutsche Morgan Grenfell Inc.
Dillon, Read & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Invemed Associates, Inc.
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
Oppenheimer & Co. Inc.
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Brothers Inc.
Schroder Wertheim & Co. Incorporated
Smith Barney Inc.
Wasserstein Perella Securities, Inc.
Conning & Company
Advest, Inc.
M.R. Beal & Company
Sanford C. Bernstein & Co., Inc.
Blaylock & Partners, L.P.
Dain Bosworth Incorporated
Doley Securities, Inc.
Dowling & Partners Securities, LLC
Everen Securities, Inc.
Fox-Pitt, Kelton Inc.
Furman Selz LLC
Janney Montgomery Scott Inc.
Ladenburg, Thalmann & Co. Inc.
WR Lazard, Laidlaw Inc.
McDonald & Company Securities, Inc.
Neuberger & Berman LLC
The Ohio Company
Ormes Capital Markets, Inc.
Paulsen Securities
Ragen MacKenzie Incorporated
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
Sands Brothers & Co., Ltd.
Stephens Inc.
Trilon International Inc.
Utendahl Capital Partners, L.P.

Underwriting for #12, 13, 14, 15, 16, 17
----------------------------------------
Morgan Stanley & Co. Incorporated
Cowen & Company
Dean Witter Reynolds Inc.
Hambrecht & Quist LLC

Underwriting for #18
--------------------
Donaldson, Lufkin & Jenrette Securities
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Salomon Brothers Inc.
Unterberg Harris
Deutsche Morgan Grenfell Inc.
Dresdner Kleinwort Benson North America LLC
Lehman Brothers Inc.
Scott & Stringfellow, Inc.
UBS Securities LLC
Burnham Securities Inc.
First Analysis Securities Corporation

Underwriting for #19
--------------------
Morgan Stanley & Co. Incorporated
Advest, Inc.
Sanford C. Bernstein & Co., Inc.
J.C. Bradford & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
A.G. Edwards & Sons, Inc.
Fox-Pitt, Kelton Inc.
Moors & Cabot, Inc.
The Robinson-Humphrey Company, Inc.
Wasserstein Perella Securities, Inc.
Morgan Stanley & Co. International Limited

Underwriting for #20, 21, 22 & 23
---------------------------------
Morgan Stanley & Co. Incorporated
Hambrecht & Quist LLC
Alex. Brown & Sons Incorporated
Cowen & Company
A.G. Edwards & Sons, Inc.
Janney Montgomery Scott Inc.
Needham & Company, Inc.

Underwriting for #24
--------------------
Credit Suisse First Boston Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Smith Barney Inc.
Goldman Sachs & Co.
Montgomery Securities
Genesis Merchant Group Securities
Jensen Securities Co.

Underwriting for #25, 26 & 27
-----------------------------
Dean Witter Reynolds Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Smith Barney Inc.
Advest, Inc.
Sanford C. Bernstein & Co., Inc.
J.C. Bradford & Co.
Conning & Company
Credit Suisse First Boston Corporation
Dain Bosworth Incorporated
Dowling & Partners Securities, LLC
A.G. Edwards & Sons, Inc.
Fox-Pitt, Kelton Inc.
Interstate/Johnson Lane Corporation
Janney Montgomery Scott Inc.
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker, Incorporated
Lehman Brothers Inc.
Neuberger & Berman, LLC
PaineWebber Incorporated
Piper Jaffray Inc.
Principal Financial Securities, Inc.
Prudential Securities Incorporated
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
Stephens Inc.
Sutro & Co. Incorporated
Wheat, First Securities, Inc.

Underwriting for #28, 29 & 30
-----------------------------
Morgan Stanley & Co. Incorporated
Dillon Read & Co. Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
PaineWebber Incorporated
Salomon Brothers Inc.
Edward D. Jones & Co., L.P.
Scott & Stringfellow, Inc.
Morgan Stanley & Co. International Limited
The Investment Bank of Ireland Limited

Underwriting for #31
--------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Advest, Inc.
Robert W. Baird & Co. Incorporated
Bear, Stearns & Co. Inc.
William Blair & Company, L.L.C.
Blaylock & Partners, L.P.
The Buckingham Research Group, Incorporated
Chase Securities Inc.
Dain Bosworth Incorporated
Dillon, Read & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
A.G. Edwards & Sons, Inc.
EVEREN Securities, Inc.
Furman Selz LLC
Gerard Klauer Mattison & Co., Inc.
J.J.B. Hilliard, W.L. Lyons, Inc.
Interstate/Johnson Lane Corporation
Edward D. Jones & Co., L.P.
Lazard Freres & Co. LLC
Legg Mason Wood Walker Incorporated
Montgomery Securities
J.P. Morgan Securities, Inc.
Principal Financial Securities, Inc.
Prudential Securities Incorporated
Rauscher Pierce Refsnes, Inc.
Robertson, Stephens & Company LLC
Roney & Co., LLC
Salomon Brothers Inc.
Charles Schwab & Co., Inc.
Scott & Stringfellow, Inc.
Muriel Siebert & Co., Inc.
Smith Barney Inc.
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Sutro & Co. Incorporated
Tucker Anthony Incorporated
Wasserstein Perella Securities, Inc.

Underwriting for #32 & 33
-------------------------
ABN AMRO Chicago Corporation
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
A.G. Edwards & Sons, Inc.
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
Advest, Inc.
Dain Bosworth Incorporated
Edward D. Jones & Co., L.P.
McDonald & Company Securities, Inc.
Nesbitt Burns Securities Inc.
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Sutro & Co. Incorporated

Underwriting for #34
--------------------
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Bear, Stearns & Co. Inc.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Smith Barney Inc.
ABN AMRO Chicago Corporation
BancAmerica Securities, Inc.
Alex. Brown & Sons Incorporated
Chase Securities Inc.
EVEREN Securities, Inc.
J.P. Morgan Securities Inc.
Nesbitt Burns Securities Inc.
Piper Jaffray Inc.
RBC Dominion Securities Inc.
TD Securities (USA) Inc.
Morgan Stanley & Co. International Limited
Merrill Lynch International
Bear, Stearns International Limited
Credit Suisse First Boston (Europe) Limited
Goldman Sachs International
ABN AMRO Rothschild
Banca Commerciale Italiana SpA
Barclays de Zoete Wedd Limited
Den Danske Bank Aktieselskab
Morgan Grenfell & Co. Limited
NatWest Securities Limited
Societe Generale

Underwriting for #35 & 36
-------------------------
Montgomery Securities
Alex. Brown & Sons Incorporated
Dillon, Read & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Hambrecht & Quist LLC
Morgan Stanley & Co. Incorporated
Oppenheimer & Co., Inc.
Robertson, Stephens & Company LLC
Schroder Wertheim & Co. Incorporated
Smith Barney Inc.
Adams, Harkness & Hill, Inc.
Advest, Inc.
Robert W. Baird & Co. Incorporated
George K. Baum & Company
Ferris, Baker Watts, Incorporated
First of Michigan Corporation
Friedman, Billings, Ramsey & Co. Inc.
Furman Selz LLC
Gerard Klauer Mattison & Co., Inc.
Hanifen, Imhoff Inc.
Howe Barnes Investments, Inc.
Janney Montgomery Scott Inc.
Johnston, Lemon & Co. Incorporated
Legg Mason Wood Walker, Incorporated
McDonald & Company Securities, Inc.
Mesirow Financial
Needham & Company, Inc.
The Robinson-Humphrey Company, Inc.
Unterberg Harris
Wheat First Butcher Singer

Underwriting for #37
--------------------
Goldman, Sachs & Co.
ABN AMRO Chicago Corporation
Johnson Rice & Company L.L.C.
Alex. Brown & Sons Incorporated
Credit Suisse First Boston Corporation
A.G. Edwards & Sons, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Nesbitt Burns Securities Inc.
Raymond James & Associates, Inc.
Wasserstein Perella Securities, Inc.
William Blair & Company, L.L.C.
J.C. Bradford & Co.
Doley Securities, Inc.
Furman Selz LLC
Neuberger & Berman L.L.C.
The Robinson-Humphrey Company, Inc.
Sanders Morris Mundy Inc.

Underwriting for #38
--------------------
Hambrecht & Quist LLC
Piper Jaffray Inc.
Alex. Brown & Sons Incorporated
Dain Bosworth Incorporated
A.G. Edwards & Sons, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Robertson, Stephens & Company, LLC
Smith Barney Inc.
Wessels, Arnold & Henderson L.L.C.

Underwriting for #39
--------------------
Goldman, Sachs & Co.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
SBC Warburg Inc.
Istituto Mobiliare Italiano S.p.A.
Smith Barney Inc.
ABN AMRO Chicago Corporation
Alex. Brown & Sons Incorporated
Deutsche Morgan Grenfell Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Fahnestock & Co. Inc.
Petrie Parkman & Co.
RBC Dominion Securities Corporation
Schroder Wertheim & Co. Incorporated
Scotia Capital Markets (USA) Inc.